EXHIBIT 32.1

            CERTIFICATION BY CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to the Annual Report of Research Frontiers Incorporated (the "Company") on Form 10-
K/A for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") , I, Robert L. Saxe, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


/s/  Robert L. Saxe
     Robert L. Saxe
     Chairman and Chief Executive Officer
     October 28, 2004